EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 10, 2000, included in NS Group, Inc.'s Form 10-K, as amended, for the year ended September 25, 1999, and to all references to our Firm included in this registration statement.



Cincinnati, Ohio                                       /s/ ARTHUR ANDERSEN LLP
July 21, 2000

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